Exhibit 99.2

                           NOTICE OF CHANGE OF CONTROL
                                       AND
                  CHANGE OF CONTROL OFFER TO PURCHASE FOR CASH
                                       BY
                                  JOSTENS, INC.

                      ALL OR ANY PORTION OF ITS OUTSTANDING
        12 3/4% SENIOR SUBORDINATED NOTES DUE 2010 (CUSIP NO. 481088 AF9)

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CHANGE OF CONTROL EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE, UNLESS EXTENDED, BUT NOT THEREAFTER. THE COMPANY RESERVES THE RIGHT TO EXTEND THE CHANGE OF CONTROL EXPIRATION DATE IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

           As more fully described in this Notice of Change of Control and Change of Control Offer to Purchase dated as of July 30, 2003 (this "Offer to Purchase"), Jostens, Inc., a Minnesota corporation (the "Company"), is required to offer, within 30 days after the consummation of a Change of Control, and hereby offers, upon the terms and subject to the conditions set forth in this Offer to Purchase and in the accompanying Letter of Transmittal (the "Letter of Transmittal" and, together with this Offer to Purchase, the "Offer"), to purchase for cash all or any portion of its outstanding 12 3/4% Senior Subordinated Notes due 2010 (the "Notes"), at a purchase price (the "Change of Control Payment") equal to 101% of the aggregate principal amount of the Notes plus an amount equal to the accrued and unpaid interest thereon and Liquidated Damages (as defined in the Indenture), if any, in respect thereof to the date of payment for the Notes (the "Change of Control Purchase Date"). No Liquidated Damages are payable in respect of the Notes. Assuming that the Change of Control Purchase date is September 5, 2003, then the Company will pay $1,053.92 in respect of each $1,000 of principal amount of Notes in the Offer.

           The Company is required to make the Offer pursuant to Sections 3.09 and 4.08 of the Indenture (the "Indenture") dated as of May 10, 2000, among the Company, American Yearbook Company Inc., a Kansas corporation, as guarantor, and The Bank of New York, a New York banking corporation, as the trustee (the "Trustee"). Capitalized terms that are used but not defined herein shall have the meanings set forth in the Indenture.

           The Offer is being made pursuant to the terms of the Indenture as a result of a Change of Control of the Company. The Change of Control occurred upon consummation of the merger (the "Merger") of Ring Acquisition Corp., a Minnesota corporation ("Merger Sub") and an indirect, wholly-owned subsidiary of Jostens Holding Corp. (formerly known as Ring Holding Corp.), a Delaware corporation ("Parent"), with and into the Company on July 29, 2003, pursuant to the terms of the Agreement and Plan of Merger dated as of June 17, 2003 ("Merger Agreement"), by and among Parent, Merger Sub and the Company. Consummation of the Merger constituted a Change of Control under the Indenture which requires the Company, within 30 days after the Change of Control, to offer (and the Company is hereby offering pursuant to the Indenture on the terms and subject to the conditions set forth in this Offer to Purchase and the Letter of Transmittal) to purchase all Notes outstanding in an amount equal to the Change of Control Payment.



July 30, 2003

           IN ACCORDANCE WITH THE TERMS OF THE INDENTURE, IF ANY NOTES ARE TENDERED IN THE OFFER, SUCH OFFER WILL BE CONSUMMATED ON THE CHANGE OF CONTROL PURCHASE DATE.

                              IMPORTANT INFORMATION

           Any registered holder of Notes desiring to tender such holder's Notes should either (1) complete and sign the Letter of Transmittal (or a facsimile thereof) in accordance with the instructions in the Letter of Transmittal, have such holder's signature thereon guaranteed if required by Instruction 1 to the Letter of Transmittal, mail or deliver the Letter of Transmittal (or such facsimile), and any other required documents to the Depositary (as defined herein) and deliver the certificates for such Notes to the Depositary along with the Letter of Transmittal (or such facsimile) or, in the case of a book-entry transfer effected pursuant to the procedure set forth herein, deliver an Agent's Message (as defined herein) and any other required documents to the Depositary and deliver such Notes pursuant to the procedure for book-entry transfer set forth herein, in each case prior to the Change of Control Expiration Date or (2) request such holder's broker, dealer, commercial bank, trust company or other nominee to effect the transaction for such holder. A holder having Notes registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if such holder desires to tender such Notes.

           The Depository Trust Company ("DTC" or the "Book-Entry Transfer Facility") has authorized DTC participants that hold Notes on behalf of beneficial owners of Notes through DTC to tender their Notes as if they were registered holders. To effect a tender, DTC participants may, in lieu of physically completing and signing the Letter of Transmittal, transmit their acceptance to DTC through the DTC Automated Tender Offer Program ("ATOP"), for which the Offer will be eligible, and follow the procedure for book-entry transfer set forth herein under "The Offer - Procedures for Tendering Notes." A beneficial owner of Notes having Notes registered in the name of a custodian bank, depositary, broker, dealer, trust company or other nominee must instruct such registered holder to tender the Notes on the beneficial owner's behalf. A Letter of Instructions, which may be used by a beneficial owner in this process to effect the tender, is included in the materials provided along with this Offer to Purchase.

           None of the Company, Parent or their respective Boards of Directors makes any recommendation as to whether or not holders of Notes should tender their Notes in response to the Offer.

           THE LETTER OF TRANSMITTAL OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE MUST BE USED TO TENDER NOTES. CONDITIONAL, IRREGULAR OR CONTINGENT TENDERS WILL BE CONSIDERED DEFECTIVE AND WILL NOT BE ACCEPTED UNLESS WAIVED BY THE COMPANY.

                                TABLE OF CONTENTS

                                                                                            PAGE
SUMMARY.......................................................................................1

INTRODUCTION..................................................................................3

           The Company, DLJ Merchant Banking Partners and the Merger..........................3

           Available Information and Incorporation of Documents by Reference..................3

           Company Filings (File No. 001-05064)...............................................4

           Forward-Looking Statements.........................................................4

THE OFFER.....................................................................................6

           Overview...........................................................................6

           Terms of the Offer.................................................................6

           Procedures for Tendering Notes.....................................................7

           Withdrawal Rights.................................................................11

           Acceptance for Payment and Payment................................................12

           U.S. Federal Income Tax Consequences..............................................13

           Sources and Amount of Funds.......................................................15

           Depositary........................................................................15

           Miscellaneous.....................................................................15

ANNEX A.....................................................................................A-1


           Questions and requests for assistance or for additional copies of this Offer to Purchase, the Letter of Transmittal or any other documents may be directed to The Bank of New York, as Depositary (the "Depositary"), at the address or telephone or facsimile number set forth on the back cover of this Offer to Purchase. Beneficial owners may also contact their broker, dealer, commercial bank, trust company or other nominee through which they hold the Notes with questions and requests for assistance.

           If fewer than all of the Notes have been tendered and purchased in the Offer, the Company may, or may cause any of its affiliates to, purchase additional Notes in privately negotiated transactions through subsequent tender offers or otherwise. Any future purchases may be on the same terms or on terms that are more or less favorable to holders than the terms of the Offer. Any future purchases by the Company or any of its affiliates will depend on various factors at that time.

           THIS OFFER TO PURCHASE HAS NOT BEEN FILED WITH OR REVIEWED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY OF ANY COUNTRY, NOR HAS ANY SUCH COMMISSION OR AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS OFFER TO PURCHASE. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND MAY BE A CRIMINAL OFFENSE.

           THIS OFFER TO PURCHASE AND THE LETTER OF TRANSMITTAL CONTAIN IMPORTANT INFORMATION THAT SHOULD BE READ CAREFULLY BEFORE ANY DECISION IS MADE IN RESPECT OF THE OFFER.

           No dealer, salesperson or other person has been authorized to give any information or to make any representation not contained in this Offer to Purchase and, if given or made, any such information or representation may not be relied upon as having been authorized by the Company.

           This Offer to Purchase constitutes neither an offer to purchase in any jurisdiction in which, or to or from any person to or from whom, it is unlawful to make such offer under applicable securities or blue sky laws. Neither the delivery of this Offer to Purchase nor any purchase hereunder shall, under any circumstances, create any implication that the information contained herein is correct as of any time subsequent to the date hereof, or that there has been no change in the information set forth herein or in any attachments hereto or in the affairs of the Company or any of its subsidiaries or affiliates since the date hereof.

                                     SUMMARY

           The following summary is provided solely for the convenience of the holders of Notes. This summary is not intended to be complete and is qualified in its entirety by reference to the full text and more specific details contained in this Offer to Purchase, the accompanying Letter of Transmittal and any amendments hereto or thereto. Holders of Notes are urged to read this Offer to Purchase in its entirety. Each of the capitalized terms used in this Summary and not defined herein has the meaning set forth elsewhere in this Offer to Purchase.

The Company.........................    Jostens, Inc., a Minnesota corporation.

The Notes...........................    12 3/4% Senior Subordinated Notes due
                                        2010.

The Offer...........................    Offer to purchase all or any portion of
                                        the outstanding Notes at a purchase
                                        price equal to the Change of Control
                                        Payment.

The Merger..........................    On July 29, 2003, Ring Acquisition
                                        Corp., a Minnesota corporation ("Merger
                                        Sub") and an indirect, wholly-owned
                                        subsidiary of Jostens Holding Corp.
                                        (formerly known as Ring Holding Corp.),
                                        a Delaware corporation ("Parent"),
                                        merged with and into the Company
                                        pursuant to the Merger Agreement.

Change of Control Expiration Date...    The Change of Control Expiration Date
                                        for the Offer shall be 5:00 p.m., New
                                        York City time, on September 2, 2003,
                                        unless extended. Tendered Notes may be
                                        withdrawn at any time at or prior to
                                        5:00 p.m., New York City time, on the
                                        Change of Control Expiration Date,
                                        unless extended, but not thereafter. The
                                        Company reserves the right to extent the Change of Control Expiration Date in its sole discretion.

Change of Control Payment...........    101% of the aggregate principal amount
                                        of the Notes plus accrued and unpaid
                                        interest thereon and Liquidated Damages, if any, in respect thereof to the date of payment for the Notes (the "Change of Control Purchase Date"). No Liquidated
                                        Damages are payable in respect of the
                                        Notes. Assuming that the Change of
                                        Control Purchase date is September 5,
                                        2003, then the Company will pay
                                        $1,053.92 in respect of each $1,000 of
                                        principal amount of Notes in the Offer.

Change of Control Purchase Date.....    The Change of Control Purchase Date for
                                        the Offer is expected to be three
                                        business days after the Change of
                                        Control Expiration Date for the Offer.

How to Tender Notes.................    For further information contact the
                                        Depositary or consult your broker,
                                        dealer, commercial bank, trust company
                                        or other nominee for assistance. See
                                        "The Offer - Procedures for Tendering
                                        Notes."

Withdrawal Rights...................    Tenders of Notes may be withdrawn at any
                                        time at or prior to 5:00 p.m., New York
                                        City time, on the Change of Control
                                        Expiration Date but not thereafter. See
                                        "The Offer - Withdrawal Rights."

Purpose of the Offer................    The Merger constituted a Change of
                                        Control (as defined in the Indenture) of the Company. Pursuant to the terms of the Indenture, the Company is required to make the Offer within 30 days after a Change of Control.

U.S. Federal Income Tax
Considerations......................    For a discussion of certain U.S. federal
                                        income tax considerations relating to
                                        the Offer, see "The Offer - U.S. Federal
                                        Income Tax Consequences."

Depositary..........................    The Bank of New York is serving as
                                        Depositary in connection with the Offer.
                                        Requests for additional copies of this
                                        Offer to Purchase and the Letter of
                                        Transmittal or any other required
                                        documents should be directed to the
                                        Depositary. The Depositary's contact
                                        information appears on the back cover of this Offer to Purchase.

Certain Significant Considerations..    For a discussion of certain factors that
                                        should be considered in evaluating the
                                        Offer, see Annex A - "Certain
                                        Significant Considerations."

                                  INTRODUCTION

THE COMPANY, DLJ MERCHANT BANKING PARTNERS AND THE MERGER

           The Company. Founded in 1897, the Company is the nation's leading provider of school-related affinity products and services that help people celebrate important moments, recognize achievements and build affiliation. The Company's products and services include yearbooks, class rings, graduation products, school photography, and awards for athletes and fans. The Company's 106-year history of providing quality products and superior service enables it to develop long-standing and extensive relationships with schools throughout the United States and Canada.

           DLJ Merchant Banking Partners. DLJ Merchant Banking Partners III, L.P. ("DLJ Merchant Banking Partners") is the cornerstone fund of CSFB Private Equity, the global private equity arm of Credit Suisse First Boston, with $5.3 billion in committed capital and a focus on leveraged buyouts. CSFB Private Equity is the largest manager of alternative assets in the world, with more than $29 billion in committed capital.

           The Merger. Ring Acquisition Corp., a newly-formed company controlled by DLJ Merchant Banking Partners and certain of its affiliated funds, each of which is managed by CSFB Private Equity, merged with and into the Company, with the Company continuing as the surviving corporation. Under the terms of the Merger Agreement, which was approved by the unanimous consent of the Board of Directors of the Company, (i) holders of each class of the Company's common stock are entitled to receive approximately $48 per share in cash (the "Merger Consideration"), and (ii) each share of the Company's 14% Senior Redeemable Payment-In-Kind Preferred Stock (the "Preferred Stock") remains outstanding unless tendered pursuant to a repurchase offer commenced by the Company on the date hereof. Each outstanding stock option and warrant that is exercisable for common stock of the Company was converted into the right to receive the Merger Consideration less the applicable per share exercise price of such stock option or warrant. In connection with the Merger, the Company refinanced its existing credit facility through the incurrence by the Company and its wholly-owned subsidiary, Jostens Canada Ltd. ("Jostens Canada") of new Senior Secured Credit Facilities (the "Credit Facilities") and $415.0 million contributed by DLJ Merchant Banking Partners and certain of its affiliated funds. The Credit Facilities consist of: (i) a $475.0 million term loan (the "Term Loan") which was fully funded in connection with the consummation of the Merger (the "Closing"); (ii) a $150.0 million revolving facility (the "Revolver") of which approximately $11.0 million was drawn at the Closing to refinance the Company's and Jostens Canada's then-existing senior secured credit facility; and (iii) an incremental $50.0 million term loan the proceeds of which may be used solely to fund the Change of Control Payments pursuant to this Offer to Purchase. In addition, the Company may use the Revolver from time to time after the Closing to finance its general corporate needs and for working capital purposes (including in each case those of its subsidiaries). The Company may also borrow up to $270.0 million of bridge term loans (the "Bridge Facility") solely for the purpose of financing the Change of Control Payments pursuant to this Offer to Purchase on the Change of Control Purchase Date and any change of control payments in connection with the Company's concurrent offer to purchase outstanding shares of the Preferred Stock. Commitments for any amounts not borrowed pursuant to the Bridge Facility in accordance with the foregoing purpose will be terminated and will not be available to the Company for future use.

AVAILABLE INFORMATION AND INCORPORATION OF DOCUMENTS BY REFERENCE

           The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and in accordance with those requirements files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange

Commission (the "SEC"). You may read and copy these reports, statements or other information at the SEC's public reference room at the following location:

                       Public Reference Room
                       450 Fifth Street, N.W.
                       Room 1024
                       Washington, DC 20549

           Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. These SEC filings are also available to the public from commercial document retrieval services and at the Internet worldwide web site maintained by the SEC at "HTTP://WWW.SEC.GOV".

           This Offer to Purchase incorporates by reference the documents set forth below that the Company has filed with the SEC. These documents contain important business and financial information about the Company that is not included in or delivered with this Offer to Purchase and constitute an important part of this Offer to Purchase.


COMPANY FILINGS (FILE NO. 001-05064)

o       Annual Report on Form 10-K for the fiscal year ended December 28, 2002;

o       Quarterly Report on Form 10-Q for the quarter ended March 29, 2003; and

o       Current Reports on Forms 8-K dated April 10, 2003 (filed April 16,
        2003), May 8, 2003 (filed May 8, 2003), June 17, 2003 (filed June 17,
        2003) and June 17, 2003 (filed June 30, 2003).

           The Company also incorporates by reference additional documents that may be filed with the SEC under Section 13(a), 13(c), 14 or 15(d) of the Exchange Act between the date of this Offer to Purchase and prior to the consummation or termination of the Offer. Such filings include periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, as well as proxy statements.

           Any statement contained herein or contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Offer to Purchase to the extent that a statement contained herein or in any other subsequently filed document that also is or is deemed to be incorporated by reference herein modifies or supersedes such statement.

           Documents incorporated by reference are available from the Company without charge, excluding all exhibits, except that if the Company has specifically incorporated by reference an exhibit in this Offer to Purchase, such exhibit will also be provided without charge. You may obtain documents incorporated by reference in this Offer to Purchase by requesting them in writing or by telephone from the Company at the following address or telephone number:

                         Jostens, Inc.
                         5501 Norman Center Drive
                         Minneapolis, Minnesota 55437
                         Telephone: (952) 830-3300
                         Attention:  Paula R. Johnson


FORWARD-LOOKING STATEMENTS

           Certain statements in this Offer to Purchase and the documents incorporated by reference herein, including, without limitation, statements regarding future transactions, constitute forward-looking statements contemplated under the Private Securities Litigation Reform Act of 1995. The forward-looking statements concerning the Company within the meaning of the Private Securities Litigation Reform Act of 1995 may relate to:

o     the Company's financial condition;

o     the Company's results of operations;

o     the Company's business plans;

o the Company's business strategies, operating efficiencies or synergies, competitive positions and growth opportunities for existing services and products;

o     the financial and regulatory environments in which the Company operates;
      and

o other statements contained or incorporated by reference herein that are not historical facts.

           Other than statements of historical facts, all statements contained or incorporated by reference in this Offer to Purchase are hereby identified as "forward-looking statements" for the purpose of the safe harbor provided by
Section 21E of the Exchange Act and Section 27A of the Securities Act of 1933. These forward-looking statements, including, without limitation, those relating to the future business prospects, revenues and income, in each case relating to the Company, wherever they occur are necessarily estimates reflecting the best judgment of the senior management of the Company and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the forward-looking statements. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we cannot assure you that such expectations will prove to be correct. These forward-looking statements should, therefore, be considered in light of various important factors, including those set forth or incorporated by reference in this Offer to Purchase. Any change in the following factors may impact the achievement of results:

      o     the Company's inability to satisfy its debt obligations;

      o the Company's relationship with its independent and employee sales representatives;

      o litigation cases if decided against the Company, may adversely affect the Company's financial results;

      o environmental regulations that could impose substantial costs upon the Company and may adversely affect the Company's financial results;

      o     the fluctuating prices of raw materials, primarily gold;

      o the seasonality of certain of the Company's segment sales and operating income;

      o the Company's dependence on a key supplier for synthetic and semiprecious stones; and

      o     fashion and demographic trends.

           These and other important factors are discussed under Annex A - "Certain Significant Considerations."

           Words such as "anticipate," "estimate," "project," "plan," "intend," "expect," "believe" or the negative of those terms and similar expressions are intended to identify forward-looking statements. These forward-looking statements are found at various places throughout this Offer to Purchase and the documents incorporated by reference in this Offer to Purchase.

           The cautionary statements contained or referred to in this section should be considered in connection with any subsequent written or oral forward-looking statements that may be issued by the Company or DLJ Merchant Banking Partners or persons acting on their behalf.

           You should not place undue reliance on these forward-looking statements, which speak only as of the date of this Offer to Purchase. Neither the Company nor DLJ Merchant Banking Partners nor persons acting on their behalf undertake to update the forward-looking statements or risk factors included or incorporated by reference in this Offer to Purchase to reflect future events or circumstances.

                                    THE OFFER

OVERVIEW

           The Merger constituted a Change of Control of the Company. Pursuant to the terms of the Indenture, the Company is required to make the Offer within 30 days after the consummation of a Change of Control. The Offer is being made pursuant to Sections 3.09 and 4.08 of the Indenture. The Company is required to offer to purchase all of the outstanding principal amount of the Notes at the purchase price set forth herein on the Change of Control Purchase Date and the Company shall repurchase all Notes validly tendered and not withdrawn pursuant to Sections 3.09 and 4.08 of the Indenture.

           Any Note not tendered or accepted for payment shall continue to accrue interest as provided in the Indenture. Unless the Company defaults in making the Change of Control Payment, Notes accepted for payment pursuant to the Offer shall cease to accrue interest after the Change of Control Purchase Date. Holders electing to have Notes purchased pursuant to the Offer may elect to have all or any portion of such Notes purchased and shall be required to surrender such Notes in the manner specified herein. Holders shall be entitled to withdraw their election if notice of such withdrawal is received by the Company or the Depositary, not later than the Change of Control Expiration Date, setting forth the name of the holder of the Notes, the principal amount delivered for purchase and a statement that such holder is withdrawing its election to have such Notes purchased. Holders whose Notes are purchased only in part shall be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered (or transferred by book-entry transfer). The CUSIP number printed on the Notes subject to the Offer is 481088 AF9). The Company makes no representation as to the correctness or accuracy of the CUSIP number, if any, listed herein or printed on the Notes.

TERMS OF THE OFFER

           Upon the terms and subject to the conditions set forth in this Offer to Purchase and in the accompanying Letter of Transmittal, the Company will accept for payment, and thereby purchase, all Notes validly tendered on or prior to the Change of Control Expiration Date and not properly withdrawn in the manner described herein under "-- Withdrawal Rights." The Change of Control Expiration Date for the Offer shall be 5:00 p.m., New York City time, on September 2, 2003, unless and until the Company shall have extended the period during which the Offer is open, in which event the Change of Control Expiration Date shall mean the latest time and date on which the Offer, as so extended by the Company, will expire.

           It is expected that Notes purchased pursuant to the Offer will be paid for in immediately available funds on the third business day after the Change of Control Expiration Date.

           For purposes of the Offer, validly tendered Notes (or defectively tendered Notes in respect of which the Company has waived, or has caused to be waived, such defect) will be deemed to have been accepted for payment, if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Depositary of its acceptance for payment of such Notes. The Company will pay for Notes so accepted on the Change of Control Purchase Date by depositing the aggregate Change of Control Payment to the extent payable, in immediately available funds with the Depositary, which will act as agent for tendering holders for the purpose of receiving payments from the Company and transmitting such payments to the tendering holders.

           The Company expressly reserves the right, at any time or from time to time, subject to appropriate notice and applicable law, (i) to extend the period during which the Offer for the Notes is open and thereby delay acceptance for payment of, and the payment for, the Notes, by giving oral or written notice of such extension to the Depositary and (ii) to amend the Offer in any respect by giving oral or written notice of such amendment to the Depositary. In the case of an extension, Rule 14e-1(d) under the Exchange Act requires that the announcement be issued no later than 9:00 a.m., New York City time, on the next business day after the previously scheduled Change of Control Expiration Date. Without limiting the manner in which the Company may choose to make any public announcement, the Company shall have no obligation to publish, advertise or otherwise communicate any such public announcement other than by issuing a public statement promptly after the Change of Control Purchase Date. There can be no assurances as to whether or not the Company will exercise its right to extend or amend the Offer. All Notes tendered pursuant to the Offer prior to any extension, and not subsequently withdrawn, will remain subject to the Offer and may be accepted for payment by the Company.

           If the Company extends the Offer, or if, for any reason, the acceptance for payment of, or the payment for, the Notes is delayed or if the Company is unable to accept for payment or pay for Notes pursuant to the Offer, then, without prejudice to the Company's rights under the Offer, the Depositary may retain tendered Notes on behalf of the Company, and such Notes may not be withdrawn except to the extent tendering holders are entitled to withdrawal rights as described herein under "-- Withdrawal Rights." However, the ability of the Company to delay the payment for Notes that the Company has accepted for payment is limited by Rule 14e-1(c) under the Exchange Act, which requires that a bidder pay the consideration offered or return the securities deposited by or on behalf of holders of securities promptly after the termination or withdrawal of a tender offer.

           After completion of the Offer, if fewer than all of the Notes have been tendered and purchased in the Offer, the Company may, or may cause any of its affiliates to, purchase additional Notes in privately negotiated transactions, through subsequent tender offers or otherwise. Any future purchases may be on the same terms or on terms that are more or less favorable to holders than the terms of the Offer. Any future purchases by the Company or any of its affiliates will depend on various factors at that time.


PROCEDURES FOR TENDERING NOTES

           Valid Tender: A holder of Notes has the option to tender its Notes, in whole or in part (if in part, in a principal amount equal to $1,000 or an integral multiple thereof), or to not tender its Notes. For a holder of Notes to validly tender Notes pursuant to the Offer, either (i) a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message (as defined below), and any other required documents, must be received by the Depositary at its address set forth on the back cover of this Offer to Purchase at or prior to 5:00 p.m., New York City time, on the Change of

Control Expiration Date and either tendered Notes must be received by the Depositary at such address or such Notes must be delivered pursuant to the procedures for book-entry transfer set forth below (and a Book-Entry Confirmation (as defined below) received by the Depositary), in each case at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date, or (ii) the tendering holder of Notes must comply with the guaranteed delivery procedures set forth below. In respect of any Notes not tendered by a holder pursuant hereto, such Notes shall continue to accrue interest in accordance with the terms of the Indenture.

           The Depositary will establish an account in respect of the Notes at the Book-Entry Transfer Facility for purposes of the Offer within two business days after the date of this Offer to Purchase. Any financial institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of Notes by causing the Book-Entry Transfer Facility to transfer such Notes into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for such transfer. However, although delivery of Notes may be effected through book-entry transfer into the Depositary's account at the Book-Entry Transfer Facility, the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message, and any other required documents, must, in any case, be transmitted to, and received by, the Depositary at its address set forth on the back cover of this Offer to Purchase at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures described below. The confirmation of a book-entry transfer of Notes into the Depositary's account at the Book-Entry Transfer Facility as described above is referred to herein as a "Book-Entry Confirmation." Delivery of documents to the Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's procedures does not constitute delivery to the Depositary. A holder may also tender Notes by electronically transmitting its acceptance through the Book-Entry Transfer Facility ATOP, for which the transaction will be eligible.

           Holders will be required to physically deliver their Notes, if held in physical form, with the form entitled "Option of Holder to Elect Purchase" completed, to the Depositary at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date. If less than all the Notes of a holder are validly tendered and accepted pursuant to the Offer, the Company shall issue and deliver to or on the order of the holder thereof, at the expense of the Company, new Notes equal in principal amount to the portion of Notes not tendered or not accepted, as the case may be, as promptly as practicable after the Change of Control Expiration Date.

           LETTERS OF TRANSMITTAL AND NOTES MUST BE SENT ONLY TO THE DEPOSITARY. DO NOT SEND LETTERS OF TRANSMITTAL OR NOTES TO THE COMPANY OR THE TRUSTEE.

           The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the Notes that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against the participant.

           The method of delivery of Notes, the Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering holder. Notes will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

           Signature Guarantees. No signature guarantee is required on the Letter of Transmittal (i) if the Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Notes) of Notes tendered therewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on the Letter of Transmittal or (ii) if such Notes are tendered for the account of a firm or other entity identified in Rule 17Ad-15 under the Exchange Act, including (as such terms are defined therein): (A) a bank; (B) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (C) a credit union; (D) a national securities exchange, registered securities association or clearing agency; or
(E) a savings institution that is a participant in a Notes Transfer Association recognized program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instructions 1 and 5 to the Letter of Transmittal.

           If the Letter of Transmittal is signed by the registered holder(s) of Notes tendered thereby, the signature(s) must correspond with the name(s) as written on the face of the Notes without alteration, enlargement or any change whatsoever. If any of the Notes tendered thereby are held by two or more registered holders, all such registered holders must sign the Letter of Transmittal. If any of the Notes tendered thereby are registered in different names on different Notes, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of Notes.

           If payment is to be made or certificates for Notes not tendered or not accepted for payment are to be returned to a person other than the registered holder of the Notes surrendered, the tendered Notes must be endorsed or accompanied by appropriate instrument of transfer, in either case signed exactly as the name or names of the registered holders or owners appear on the Notes, with the signatures on the Notes or instruments of transfer guaranteed by an Eligible Institution. If the certificates for Notes are registered in the name of a person other than the signer of the Letter of Transmittal, the tendered Notes must be endorsed or accompanied by appropriate proxy or bond power, in either case signed exactly as the name or names of the registered holders or owners appear on the Notes, with the signatures on the Notes or instruments of transfer guaranteed by an Eligible Institution. If the Letter of Transmittal or any Notes, proxy or bond power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must so indicate when signing, and proper evidence satisfactory to the Company of the authority of such person to so act must be submitted. See Instructions 1 and 5 to the Letter of Transmittal.

           Guaranteed Delivery. If a holder of Notes desires to tender Notes pursuant to the Offer and such holder's Notes are not immediately available or the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Depositary prior to the Change of Control Expiration Date, such holder's tender may be effected if all of the following conditions are met:

                     (i)       the tender is made by or through an Eligible
                               Institution;

                     (ii) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, is received by the Depositary, as provided below, at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date; and

                     (iii) the certificates for the tendered Notes, in proper form for transfer (or a Book-Entry Confirmation, in respect of all such Notes), together with a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or in the case of a book-entry transfer, an Agent's Message, and any other required documents, are received by the Depositary within three trading days after the date of execution of such Notice of Guaranteed Delivery. A "trading day" is any day on which the New York Stock Exchange, Inc. (the "NYSE") is open for business.

           The Notice of Guaranteed Delivery may be delivered by hand to the Depositary or transmitted by telegram, facsimile transmission or mail to the Depositary and must include a guarantee by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery.

           No alternative, conditional, irregular or contingent tenders will be accepted unless waived by the Company in the manner specified in this Offer to Purchase. By executing the Letter of Transmittal (or facsimile thereof), the tendering holders of Notes waive any right to receive notice of the acceptance for purchase of their Notes.

           Tendering holders should indicate in the applicable box in the Letter of Transmittal the name and address to which payments or substitute certificates evidencing Notes tendered are to be issued or sent, if different from the name and address of the person signing the Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, such payment, or Notes not tendered, as the case may be, will be returned to the registered holder of Notes tendered.

           The valid tender of Notes pursuant to one of the procedures described above will constitute a binding agreement between the holder and the Company upon the terms and subject to the conditions of the Offer and a representation that (i) such holder owns the Notes being tendered and is entitled to tender such Notes as contemplated by the Offer, within the meaning of Rule 14e-4 under the Exchange Act and (ii) the tender of such Notes complies with Rule 14e-4. The tender of Notes will constitute the agreement by the tendering holder of such Notes to deliver good and marketable title to all the tendered Notes on or prior to the Change of Control Expiration Date free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, and not subject to any adverse claim.

           By executing a Letter of Transmittal (or a facsimile thereof) or permitting an Agent's Message to be delivered (as set forth above and subject to and effective upon acceptance for purchase and payment for the Notes tendered therewith), a tendering holder of Notes will (i) irrevocably sell, assign and transfer to the Company or, upon the order of the Company, its assignee, all right, title and interest in and to all such Notes tendered thereby, (ii) waive all rights in respect of the Notes (including, without limitation, the tendering holder's waiver of any existing or past defaults and their consequences in respect of the Notes), and (iii) release and discharge any obligor of the Notes from all claims such holder may have now, or may have in the future, arising out of or related to the Notes, including, without limitation, all claims that such holder is entitled to receive additional principal or interest payments in respect of the Notes or to participate in any redemption or defeasance of the Notes and each such holder irrevocably selects and appoints the Depositary the true and lawful agent and attorney-in-fact of such holder (with full knowledge that the Depositary also acts as agent of the Company) in respect of such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be irrevocable and coupled with an interest) to (a) deliver the Notes, or transfer ownership of such Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (b) present such Notes for transfer on the relevant security register and (c) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no right to or control over funds from the Company, except as agent for the Company for the Change of Control Payment), all in accordance with the terms of the Offer. Upon such appointment, all prior powers of attorney, proxies and consents given by such holder in respect of such Notes will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be effective).

           Determination of Validity. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tender of Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any tender determined by it not to be in proper form or the acceptance for payment of or payment for which may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any defect or irregularity in the tender of any Notes of any particular holder whether or not similar defects or irregularities are waived in the case of other holders. No tender of Notes will be deemed to have been validly made until all defects or irregularities relating thereto have been cured or waived. None of the Company, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Offer (including the Letter of Transmittal and the instructions thereto) will be final and binding. Any Notes received by the Depositary that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Depositary to the tendering holder, unless otherwise provided in the Letter of Transmittal, as soon as practicable after the Change of Control Expiration Date.

           Under no circumstances will interest be payable by reason of any delay in making payment to any person using the guaranteed delivery procedures, and the Change of Control Payment (including the payment of accrued interest, if any, on tendered Notes on the Change of Control Purchase Date) for Notes tendered pursuant to the guaranteed delivery procedures will be the same as that for Notes delivered to the Depositary on or prior to the Change of Control Expiration Date, even if the Notes to be delivered pursuant to the guaranteed delivery procedures are not so delivered to the Depositary, and therefore payment by the Depositary on account of such Notes is not made, until after the Change of Control Purchase Date.

           Conditions to the Offer.  The Offer is not subject to any conditions.

           Lost or Missing Certificates. If a holder of Notes desires to tender Notes pursuant to the Offer, but the Notes have been mutilated, lost, stolen or destroyed, such holder should write to or telephone the Trustee for the Notes at the applicable address or telephone number about procedures for obtaining replacement Notes, arranging for indemnification or any other matter that requires handling by the Trustee:

                               The Bank of New York
                               Corporate Trust Operations
                               Reorganization Unit
                               101 Barclay Street - 7 East
                               New York, NY  10286
                               Attn: Carolle Montreuil
                               Telephone Number: (212) 298-1915


WITHDRAWAL RIGHTS

           Except as otherwise provided in this section, tenders of Notes are irrevocable. Notes tendered pursuant to the Offer may be withdrawn pursuant to the procedures set forth below at any time at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date.

           Withdrawal of Notes held in Physical Form. For a withdrawal to be effective, a holder of Notes held in physical form must provide via telegram, facsimile transmission or mail a notice of withdrawal to the Depositary at its address set forth on the back cover of this Offer to Purchase at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date, which notice must contain: (i) the name of the person having tendered the Notes to be withdrawn; (ii) a description of the Notes to be withdrawn; (iii) the number of the note shown on the particular Note; (iv) the aggregate principal amount represented by such Notes to be withdrawn; (v) the signature of such holder of Notes executed in the same manner as the original signature on the Letter of Transmittal (including any signature guarantee (if such original signature was guaranteed)); (vi) a statement that such holder is withdrawing its election to have such Notes purchased; and (vii) if such Notes are held by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. A purported withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made.

           Withdrawal of Notes Held in Book-Entry Form. For a withdrawal to be effective, a holder of Notes held with the Book-Entry Transfer Facility must (i) contact such holder's broker and instruct such broker to withdraw such tender of Notes by debiting the Depositary's account at the Book-Entry Transfer Facility of all Notes to be withdrawn; and (ii) instruct such broker to provide via telegram, facsimile transmission or mail a notice of withdrawal to the Depositary at its address set forth on the back cover of this Offer to Purchase at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date. Such notice of withdrawal shall contain: (i) the name of the person having tendered the Notes to be withdrawn; (ii) a description of the Notes to be withdrawn; (iii) the aggregate principal amount represented by such Notes to be withdrawn; (iv) a statement that such holder is withdrawing its election to have such Notes purchased; and (v) if such Notes are held by a new beneficial owner, evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes. A purported withdrawal that lacks any of the required information will not be an effective withdrawal of a tender previously made.

           Withdrawals of tenders of Notes may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered for purposes of the Offer. However, withdrawn Notes may be retendered by again following one of the procedures for tendering described above at any time prior to the Change of Control Expiration Date.

           All questions as to the form and validity (including time of receipt) of notices of withdrawal will be determined by the Company in its sole discretion, which determination will be final and binding. None of the Company, the Depositary or any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal or incur any liability for failure to give any such notification.

ACCEPTANCE FOR PAYMENT AND PAYMENT

           Upon the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment), the Company will accept for payment, and will pay for all Notes validly tendered at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date, and not properly withdrawn in accordance with the procedures described above under "-- Withdrawal Rights," on the Change of Control Purchase Date. The Company expressly reserves the right to delay acceptance for payment of or payment for Notes in order to comply, in whole or in part, with any applicable law. Any such delay will be effected in compliance with Rule 14e-1(c) under the Exchange Act (relating to a bidder's obligation to pay for or return tendered securities promptly after termination or withdrawal of such bidder's offer).

           In all cases, payment for Notes accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates for (or a timely Book-Entry Confirmation in respect of) such Notes,
(ii) a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with all required signature guarantees, if any, or in the case of a book-entry transfer, an Agent's Message, in respect of such Notes and (iii) all other documents required by the Letter of Transmittal.

           For purposes of the Offer validly tendered Notes (or defectively tendered Notes in respect of which the Company has waived, or has caused to be waived, such defect), will be deemed to have been accepted for payment, if, as and when the Company gives oral (confirmed in writing) or written notice thereof to the Depositary. The Company will pay for Notes so accepted on the Change of Control Purchase Date by depositing the aggregate Change of Control Payment to the extent payable, in immediately available funds with the Depositary, which will act as agent for tendering holders, for the purpose of receiving payments from the Company and transmitting such payments to the tendering holders. The Company will pay as part of the Change of Control Payment accrued and unpaid interest, and Liquidated Damages, if any, on the Change of Control Purchase Date. No Liquidated Damages are payable in respect of the Notes. Assuming that the Change of Control Purchase date is September 5, 2003, then the Company will pay $1,053.92 in respect of each $1,000 of principal amount of Notes in the Offer. Any Notes not tendered or accepted for payment in the Offer will continue to accrue interest in accordance with the terms of the Indenture. Unless the Company defaults in the payment of the Change of Control Payment, all Notes accepted for payment pursuant to the Offer shall cease to accrue interest, from and after the Change of Control Purchase Date. If less than all of the Notes of a holder are validly tendered and accepted pursuant to the Offer, the Company shall issue and deliver to or on the order of the holder thereof, at the expense of the Company, Notes equal in principal amount to the portion of Notes not tendered or not accepted, as the case may be, as promptly as practicable after the Change of Control Expiration Date, provided that each Note purchased and such new Note shall be in an original principal amount or principal amount at maturity, as the case may be, of $1,000 or integral multiples thereof. Under no circumstances, will any additional interest or accreted principal be payable on any of the Notes because of any delay in the transmission of funds to the holders of purchased Notes or otherwise. In addition, the Company will deliver to the Depositary, on the Change of Control Purchase Date, an Officers Certificate stating the aggregate amount of Notes validly tendered and that such Notes were accepted for payment by the Company in accordance with Sections 3.09 and 4.08 of the Indenture.


U.S. FEDERAL INCOME TAX CONSEQUENCES

           This discussion summarizes certain material U.S. federal income tax consequences to a U.S. Holder (as defined below) of the sale of Notes pursuant to the Offer. The summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, published administrative interpretations of the Internal Revenue Service ("IRS") and judicial decisions, all of which are subject to change, possibly on a retroactive basis. This discussion does not purport to consider all aspects of U.S. federal income taxation that may be relevant to a particular holder. Further, the tax treatment of a holder may vary depending on its particular situation. Certain classes of holders (including insurance companies, tax-exempt organizations, pass-through entities or investors therein, employee stock ownership plans, financial institutions, brokers, dealers, regulated investment companies, subchapter S corporations, foreign entities, nonresident aliens, persons whose functional currency is not the U.S. dollar, and persons who hold the Notes as a hedge, who otherwise have hedged the risk of holding Notes, who hold the Notes as part of a "straddle" or who hold the Notes in connection with a conversion transaction or other integrated transaction or persons that have a functional currency other than the U.S. dollar) may be subject to special rules not discussed below. In addition, this discussion does not consider the effect of any applicable foreign, state, local or other tax laws.

           This discussion assumes that holders hold their Notes as "capital assets" (generally, property held for investment) within the meaning of Section 1221 of the Code. For purposes of this discussion, a "U.S. Holder" means a person who or which is (i) an individual who is a citizen or resident of the United States for U.S. federal income tax purposes, (ii) a corporation or other entity taxable as a corporation created or organized in the United States or under the laws of the United States or any political subdivision thereof, (iii) a trust, if a U.S. court is able to exercise primary supervision over the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust or (iv) an estate whose worldwide income is includable in gross income for United States federal income tax purposes, regardless of its source.

           THE DISCUSSION SET OUT BELOW IS INTENDED ONLY AS A SUMMARY OF THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES TO A U.S. HOLDER OF THE OFFER. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF THE OFFER, INCLUDING THE APPLICATION TO THEIR PARTICULAR SITUATION OF THE TAX CONSIDERATIONS DISCUSSED BELOW, AS WELL AS THE APPLICATION OF STATE, LOCAL OR FOREIGN TAX LAWS. THE STATEMENTS OF UNITED STATES TAX LAW SET OUT BELOW ARE BASED ON THE LAWS IN FORCE AND INTERPRETATIONS THEREOF AS OF THE DATE OF THIS OFFER TO PURCHASE, AND ARE SUBJECT TO ANY CHANGES OCCURRING AFTER THAT DATE.

           Tender of Notes Pursuant to the Offer. A tender of Notes by a U.S. Holder pursuant to the Offer (such holder, a "Tendering U.S. Holder") will be a taxable transaction to such holder for U.S. federal income tax purposes. Except as discussed below, a Tendering U.S. Holder will generally recognize capital gain or loss in an amount equal to the difference between (i) the amount of cash received (other than cash attributable to accrued interest on the Notes not previously included in income, which will be taxable as interest for U.S. federal income tax purposes) and (ii) such holder's adjusted tax basis in such Notes at the time of sale. A U.S. Holder's adjusted tax basis for a Note generally will be the price such U.S. Holder paid for the Note, increased by any accrued but unpaid interest that the holder previously included in income. If applicable, a U.S. Holder's tax basis in a Note also will be increased by any market discount previously included in income by such U.S. Holder, and reduced (but not below zero) by amortized bond premium and any payments received by such U.S. Holder other than interest payments. Capital gains of non-corporate taxpayers derived in respect of capital assets held for more than one year are eligible for reduced rates of taxation. The deductibility of capital losses is subject to limitations.

           An exception to the capital gain treatment described above may apply to a U.S. Holder that purchased a Note at a "market discount." Subject to a statutory de minimis exception, market discount is the excess of the "adjusted issue price" of such Note over the U.S. Holder's tax basis in such Note immediately after its acquisition by such U.S. Holder. In general, unless the U.S. Holder has elected to include market discount in income currently as it accrues, any gain realized by a U.S. Holder on the sale or redemption of a Note having market discount in excess of the specified de minimis amount will be treated as ordinary income to the extent of the market discount that has accrued (on a straight line basis or, at the election of the U.S. Holder, on a constant interest basis) while such Note was held by the U.S. Holder.

           Treatment of Non-Tendering U.S. Holders. A non-tendering U.S. Holder should not recognize any income, gain or loss for U.S. federal income tax purposes.

           Information Reporting and Backup Withholding. The sale of a Note pursuant to the Offer by a U.S. Holder generally will be subject to information reporting requirements. A Tendering U.S. Holder must provide its correct taxpayer identification number ("TIN") which, in the case of an individual U.S. Holder, is his or her social security number, and certain other information, or otherwise establish a basis for an exemption from backup withholding. Exempt holders (including, among others, all corporations, individual retirement accounts and certain foreign persons) are not subject to these backup withholding and information reporting requirements.

           If the Depositary is not provided with the correct TIN or an adequate basis for exemption, the Tendering U.S. Holder may be subject to a 28% backup withholding tax imposed on the gross proceeds of the Offer. If withholding results in an overpayment of taxes, a refund or credit may be obtained, provided that the required information is provided to the IRS.

           To prevent backup withholding, each tendering U.S. Holder should complete the Substitute Form W-9 provided in the Letter of Transmittal and either (i) provide its correct TIN and certain other information under penalties of perjury or (ii) provide an adequate basis for exemption.

SOURCES AND AMOUNT OF FUNDS

           The Company estimates that the total amount of funds required to purchase the Notes pursuant to the Offer will be approximately $229.0 million, excluding related fees and expenses. The Company intends to use a portion of the proceeds from the Credit Facilities and the Bridge Facility to provide the Company with the funds needed to purchase the Notes in the Offer and pay fees and expenses relating to the Offer.

DEPOSITARY

           The Bank of New York has been appointed as Depositary for the Offer. The Letter of Transmittal and all correspondence in connection with the Offer should be sent or delivered by each holder or a beneficial owner's broker, dealer, commercial bank, trust company or other nominee to the Depositary at the appropriate address or facsimile number set forth on the back cover page of this Offer to Purchase. Any holder or beneficial owner that has questions concerning tender procedures or whose Notes have been mutilated, lost, stolen or destroyed should contact the Depositary at the address or facsimile number set forth on the back cover page of this Offer to Purchase.

           Requests for assistance or additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Depositary at the address or telephone number set forth on the back cover page of this Offer to Purchase. Holders of Notes may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

           The Company will pay the Depositary reasonable and customary fees for its services and will reimburse it for its reasonable out-of-pocket expenses incurred in connection with the Offer. The Company will also reimburse brokers and dealers for customary mailing and handling expenses incurred by them in forwarding copies of this Offer to Purchase and related documents to the beneficial owners of Notes. The Company will not pay any fees or commissions to any broker, dealer or other person in connection with the Offer.


MISCELLANEOUS

           The Company is not aware of any jurisdiction in which the making of the Offer is not permitted by applicable law. If the Company becomes aware of any jurisdiction in which the making of the Offer would not be in compliance with applicable law, the Company will make a good-faith effort to comply with any such law. If, after such good-faith effort, the Company cannot comply with any such law, the Offer will not be made to (nor will tender of Notes be accepted from or on behalf of) any holder residing in such jurisdiction.

           No person has been authorized to give any information or make any representation on behalf of the Company that is not contained in this Offer to Purchase or in the accompanying Letter of Transmittal and, if given or made, such information or representation should not be relied upon.

                                  JOSTENS, INC.

July 30, 2003

                                     ANNEX A

                       CERTAIN SIGNIFICANT CONSIDERATIONS

           The following investment considerations should be carefully considered in evaluating the Offer.

THE COMPANY'S SUBSTANTIAL INDEBTEDNESS COULD ADVERSELY AFFECT ITS FINANCIAL HEALTH, LIMIT ITS ABILITY TO GROW AND COMPETE AND PREVENT IT FROM FULFILLING ITS OBLIGATIONS UNDER THE NOTES.

           The Company has a significant amount of debt. Immediately after giving effect to the transaction, the Company had approximately $475.0 million of senior indebtedness under the Credit Facilities (net of cash). The Company may be able to incur substantial additional debt in the future. The terms of the Indenture and the Credit Facilities will permit the Company to incur additional debt. If new debt is added to current debt levels, these related risks could increase.

           The Company's substantial indebtedness could have important consequences to you. For example, it could:

      o make it more difficult for the Company to satisfy its obligations in respect of the Notes;

      o increase the Company's vulnerability to general adverse economic and industry conditions;

      o limit the Company's ability to obtain additional financing for future working capital, capital expenditures, acquisitions and other general corporate requirements;

      o increase the Company's vulnerability to interest rate fluctuations because the interest on the debt under the Credit Facilities will be at variable rates;

      o require the Company to dedicate a substantial portion of its cash flow from operations to payments on its indebtedness, thereby reducing the availability of its cash flow to fund working capital, capital expenditures, research and development efforts and other general corporate purposes;

      o limit the Company's flexibility in planning for, or reacting to, changes in its business and the industry in which it operates; and

      o place the Company at a competitive disadvantage compared to its competitors that have less debt.

THE COMPANY MAY BE UNABLE TO SATISFY OBLIGATIONS UNDER ITS INDEBTEDNESS.

           The Company's ability to make scheduled payments, or to refinance its obligations, in respect of its debt will depend on the Company's financial and operating performance, which in turn is subject to prevailing economic conditions and to certain financial, business and other factors beyond the Company's control. If the Company's cash flow and capital resources are insufficient to fund its debt service obligations, the Company may be forced to reduce or delay scheduled expansion and capital expenditures, sell material assets or operations, obtain additional capital or restructure its debt. The Company cannot assure you that its operating performance, cash flow and capital resources will be sufficient for payment of its debt in the future. If the Company is required to dispose of material assets or operations or restructure its debt to meet its debt service and other obligations, the Company cannot assure you as to the terms of any such transaction or how soon any such transaction could be completed.

           The Credit Facilities and the Indenture contain various restrictive covenants that limit management's discretion in operating the Company's business. In particular, these agreements limit the Company's ability to, among other things:

      o     incur additional indebtedness;

      o make restricted payments (including paying dividends on, redeeming or repurchasing the Company's capital stock and the Notes);

      o     make investments or acquisitions;

      o     grant liens on assets;

      o     sell the Company's assets;

      o     engage in transactions with affiliates;

      o     issue capital stock of subsidiaries; and

      o merge, consolidate or transfer substantially all of the Company's assets.

           If the Company fails to comply with the restrictions of the Credit Facilities or the Indenture or any other subsequent financing agreements, a default may allow the creditors, if the agreements so provide, to accelerate the related debt as well as any other debt to which a cross-acceleration or cross-default provision applies. In addition, the lenders under the Credit Facilities may be able to terminate their commitments in respect of the Revolver.

YOUR RIGHT TO RECEIVE PAYMENTS ON THE NOTES IS SUBORDINATED TO THE COMPANY'S SENIOR DEBT.

           Payment on the Notes will be subordinated in right of payment to all of the Company's senior debt, including the Credit Facilities. By reason of the subordination provisions of the Indenture, in the event of our insolvency, liquidation, reorganization, dissolution or other winding-up, holders of Notes will not receive any payment on the Notes until all senior debt, including the Credit Facilities, is paid in full. In addition, no payment will be able to be made in respect of the Notes during the continuance of payment defaults on the Company's senior debt, and payments on the Notes may be prohibited for up to 180 consecutive days in the event of certain non-payment defaults on the Company' senior debt. The Notes are unsecured and are effectively subordinated to all secured obligations to the extent of the value of the assets securing such obligations. Any future guarantees of the Notes by the Company's subsidiaries will be similarly subordinated to senior debt of these subsidiaries.

           The Company's subsidiaries do not guarantee the Notes. The Notes are structurally subordinated to all existing and future debt and other liabilities, including trade payables, of such subsidiaries. The right of the holders of Notes to participate in any distribution of the assets of such subsidiaries upon their liquidation, reorganization or insolvency will be subject to the prior claims of all creditors of such subsidiaries.

IN THE EVENT OF BANKRUPTCY, YOUR CLAIM IN RESPECT OF THE NOTES MAY BE LIMITED.

           If a bankruptcy case is commenced by or against the Company under the United States Bankruptcy Code, the claim of a holder of any of the Notes in respect of the principal amount may be limited to an amount equal to the sum of:

      o     the initial offering price allocable to the Notes, and

      o that portion of the original issue discount that is not deemed to constitute "unmatured interest" for purposes of the Bankruptcy Code.

           Any original issue discount that was not amortized as of any such bankruptcy filing would constitute "unmatured interest."

THE CONTROLLING SHAREHOLDER MAY TAKE ACTIONS THAT CONFLICT WITH YOUR INTERESTS.

           DLJ Merchant Banking Partners and its affiliates control the Company and may take actions that conflict with your interests. Approximately 98% of the voting power of the Company's common stock is ultimately held by DLJ Merchant Banking Partners and its affiliates. Accordingly, DLJ Merchant Banking Partners and its affiliates control the power to elect the Company's directors, to appoint new management and to approve many actions requiring the approval of the Company's shareholders, such as adopting most amendments to the Company's articles of incorporation and approving any merger or sale of all or substantially all of its assets. The directors have the authority, subject to the terms of the Company's debt, to issue additional stock, implement stock repurchase programs, declare dividends and make other such decisions about the Company's capital stock.

           In addition, the interests of DLJ Merchant Banking Partners and its affiliates could conflict with your interests. For example, if the Company encounters financial difficulties or is unable to pay its debts as such debts mature, the interests of DLJ Merchant Banking Partners and its affiliates, as equity holders of the Company, might conflict with your interests as a holder of Notes. DLJ Merchant Banking Partners and its affiliates may also have an interest in pursing acquisitions, divestitures, financings or other transactions that, in their judgment, could enhance their equity investments, even though such transactions might involve risks to you, as a holder of the Notes.

THE TRADING MARKET FOR NOTES IS GENERALLY NOT ACTIVE.

           To the extent that Notes are tendered and accepted in the Offer, the trading market for Notes may become more limited. A bid for a debt security with a smaller outstanding principal amount available for trading (a smaller "float") may be lower than a bid for a comparable debt security with a greater float. Holders of unpurchased Notes may attempt to obtain quotations for Notes from their brokers; however, there can be no assurance that an active trading market will exist for Notes after consummation of the Offer. The extent of the public market for Notes after consummation of the Offer would depend upon the number of holders remaining at such time, the interest in maintaining a market in the Notes on the part of securities firms and other factors.

MARKET TRADING PRICES FOR THE NOTES MAY BE VOLATILE.

           Historically, the market for non-investment grade debt has been subject to disruptions that have caused substantial volatility in the prices of securities similar to the Notes. The market for the Notes, if any, may be subject to similar disruptions. Any such disruption may adversely affect the value of your Notes.

RISKS RELATED TO THE COMPANY'S BUSINESS.

THE COMPANY MAY NOT BE ABLE TO ACHIEVE SOME OR ALL OF THE INITIATIVES IN ITS BUSINESS PLAN AND ANY BUSINESS STRATEGY IMPLEMENTED MAY NOT IMPROVE THE COMPANY'S OPERATING RESULTS.

           The Company's business plan envisions several long-term growth initiatives, including developing new products and services. The Company cannot assure you that it will be able to successfully develop such products or that the Company will achieve the benefits of such business plan. If the Company is unable to do so, its long-term growth and profitability may be adversely affected.

           In addition, the business strategy that the Company intends to pursue is based on its operations and strategic planning process. The Company may decide to alter or discontinue certain parts of this strategy or may adopt alternative or additional strategies. The Company cannot assure you that the strategies implemented will be successful or will improve the Company's operating results. Further, other conditions may occur, including increased competition, which may offset any improved operating results that are attributable to such business strategy.

CHANGES IN THE COMPANY'S RELATIONSHIP WITH ITS INDEPENDENT SALES REPRESENTATIVES MAY ADVERSELY AFFECT ITS FUTURE OPERATING RESULTS.

           The Company's success is highly dependent upon the efforts and abilities of its network of independent sales representatives. Many of the Company's relationships with customers and schools are cultivated and maintained by the Company's sales representatives. If the Company was to experience a significant loss of its independent sales representatives, it would have a material adverse effect upon the Company's operating results.

THE COMPANY DEPENDS ON A KEY SUPPLIER FOR A PRINCIPAL COMPONENT OF ITS CLASS RINGS.

           The Company purchases substantially all of its synthetic and semiprecious stones from a single supplier located in Germany. This supplier provides stones to almost all of the class ring manufacturers in the United States. If access to this supplier were lost or curtailed to any significant extent, the Company's business would suffer unless the Company secured alternative supply arrangements in a timely fashion. The Company may not be able to do so on terms that would prevent a material adverse impact on its operating results.

THE SEASONALITY OF THE COMPANY'S SCHOOL PRODUCTS SEGMENT'S SALES MAY ADVERSELY AFFECT ITS FINANCIAL RESULTS AND ITS ABILITY TO SERVICE ITS DEBT.

           The Company's School Products segment experiences strong seasonal business swings that correspond to the North American school year, with approximately 60-65% of full-year segment sales and 70-75% of operating income occurring in the first half of the year. This seasonality requires the Company to carefully manage its cash flows over the course of the year. If the Company's sales were to fall substantially below what it would normally expect during this period, the Company's annual financial results would be adversely impacted and the Company's ability to service its debt, including its ability to make interest payments on the Notes, may also be adversely affected.

THE COMPANY'S BUSINESS IS SUBJECT TO FLUCTUATING RAW MATERIAL PRICES.

           The Company's products require a number of raw materials to manufacture. The principal raw materials that the Company purchases are gold, paper products and precious, semiprecious and synthetic stones. The cost of these raw materials is affected by numerous factors, including availability of supply. Any material increase in the price of these raw materials could adversely impact the Company's cost of sales. When these fluctuations result in significantly higher raw material costs, the Company's operating results are adversely affected to the extent it is unable to pass on these increased costs to the Company's customers. Therefore, significant fluctuations in gold, paper products or precious, semiprecious and synthetic stone prices and other materials could have a material adverse effect on the Company's operating results.

THE COMPANY IS SUBJECT TO ENVIRONMENTAL REGULATIONS THAT COULD IMPOSE SUBSTANTIAL COSTS UPON THE COMPANY AND MAY ADVERSELY EFFECT ITS FINANCIAL RESULTS AND ITS ABILITY TO SERVICE ITS DEBT.

           The Company's operations are subject to a wide variety of federal, state and local laws and regulations governing emissions to air, discharge to waters, the generation, handling, storage, transportation, treatment and disposal of hazardous substances and other materials, and employee health and safety matters. In addition, as an owner and operator of real property or a generator of hazardous substances, the Company may be subject to environmental cleanup liability, regardless of fault, pursuant to the Comprehensive Environmental Response Compensation and Liability Act or analogous state laws. In addition to the potentially large expenses associated with cleanup liabilities, these laws and regulations provide for substantial fines and criminal sanctions for violations.

           The Letter of Transmittal, Notes and any other required documents should be sent by each holder or his, her or its broker, dealer, commercial bank, trust company or nominee to the Depositary at the address set forth below:

              The Depositary for the Offer is: The Bank of New York

                       By Hand, Mail or Overnight Courier:
                           101 Barclay Street - 7 East
                               New York, NY 10286
                          Attention: Carolle Montreuil

       By Facsimile: (212) 298-1915. Call (212) 815-5920 for Confirmation.

           Any questions or requests for assistance or additional copies of this Offer to Purchase and the Letter of Transmittal may be directed to the Depositary at the address and telephone number listed above. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

           This Letter of Transmittal is to be used by holders of the debt securities indicated herein of Jostens, Inc., as more fully described in the accompanying Notice of Change of Control and Change of Control Offer to Purchase dated July 30, 2003 (the "Offer to Purchase" and, together with this Letter of Transmittal, the "Offer") in order to tender such debt securities pursuant to the Offer to Purchase. Capitalized terms used but not defined herein have the meanings set forth in the Offer to Purchase. The terms of the Offer set forth in the Offer to Purchase, as well as the instructions in this Letter of Transmittal, are hereby incorporated by reference and form part of the terms and conditions of this Letter of Transmittal.

                              LETTER OF TRANSMITTAL
                             TO TENDER IN RESPECT OF
        12 3/4% SENIOR SUBORDINATED NOTES DUE 2010 (CUSIP NO. 481088 AF9)

                                       OF
                                  JOSTENS, INC.

                 Pursuant to the Notice of Change of Control and
                       Change of Control Offer to Purchase

                               Dated July 30, 2003

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CHANGE OF CONTROL EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE, UNLESS EXTENDED, BUT NOT THEREAFTER. THE COMPANY RESERVES THE RIGHT TO EXTEND THE CHANGE OF CONTROL EXPIRATION DATE IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

                     To: The Bank of New York as Depositary

                       By Hand, Mail or Overnight Courier:
                           101 Barclay Street - 7 East
                               New York, NY 10286
                          Attention: Carolle Montreuil

By Facsimile: (212) 298-1915.              Call (212) 815-5920 for Confirmation.


           DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OR FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

           THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

           HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE CHANGE OF CONTROL PAYMENT PURSUANT TO THE OFFER MUST VALIDLY TENDER THEIR NOTES TO THE DEPOSITARY AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE. TENDERS MAY NOT BE WITHDRAWN AT ANY TIME AFTER 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE.

           This Letter of Transmittal is to be used either if certificates for Notes (as defined below) are to be forwarded herewith or, unless an Agent's Message (as defined in the Offer to Purchase under "The Offer -- Procedures for Tendering Notes") is utilized, if delivery of Notes is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures described in "The Offer -- Procedures for Tendering Notes" in the Offer to Purchase). Holders who deliver Notes by book-entry transfer are referred to herein as "Book-Entry Noteholders." Noteholders whose certificates for Notes are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in "The Offer -- Procedures for Tendering Notes" in the Offer to Purchase) in respect of, their Notes and all other documents required hereby to the Depositary at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date (as defined in "The Offer -- Terms of the Offer" in the Offer to Purchase) must tender their Notes in accordance with the guaranteed delivery procedures described in "The Offer -- Procedures for

Tendering Notes" in the Offer to Purchase. See Instruction 2 below. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

           The undersigned has listed on the table below the title, serial numbers and principal amount of the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list all such information on a separate signed schedule and affix the schedule to this Letter of Transmittal.

-----------------------------------------------------------------------------------------------------------------------------------
                          DESCRIPTION OF NOTES TENDERED
-----------------------------------------------------------------------------------------------------------------------------------
  NAME(S)AND ADDRESS(ES) OF REGISTERED HOLDER(S)                         NOTES TENDERED (ATTACH LIST IF NECESSARY)
       (PLEASE FILL IN EXACTLY AS NAME(S)
           APPEAR(S) ON CERTIFICATE(S))
----------------------------------------------------- -----------------------------------------------------------------------------
                                                          CERTIFICATE          AGGREGATE PRINCIPAL              PRINCIPAL AMOUNT
                                                                              AMOUNT REPRESENTED BY
                                                         NUMBER(S)(1)           CERTIFICATE(S)(1)                  TENDERED(2)
----------------------------------------------------- -------------------- ----------------------------- --------------------------
                                                                               $                                $
----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------

----------------------------------------------------- -------------------- ----------------------------- --------------------------
Principal Amount or                                                            $                                $
Principal Amount At Maturity Tendered
-----------------------------------------------------------------------------------------------------------------------------------
(1) Need not be completed by Book-Entry Noteholders.
(2) Unless otherwise indicated, it will be assumed that the entire principal amount represented by the Notes described above in the column labeled "Aggregate
Principal Amount Represented by Certificate(s)" is being tendered. See
Instruction 4 below.
-----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                 TENDER OF NOTES
--------------------------------------------------------------------------------

[ ]   CHECK HERE IF TENDERED NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN A BOOK-ENTRY TRANSFER FACILITY MAY DELIVER NOTES BY BOOK-ENTRY TRANSFER):

      Name of Tendering Institution:___________________________________________
      Account Number with DTC:_____________  Transaction Code Number:__________

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE DEPOSITARY AND COMPLETE THE FOLLOWING.

       Name(s) of Registered Holder(s):________________________________________
       Window Ticket No. (if any):_____________________________________________
       Date of Execution of Notice of Guaranteed Delivery:_____________________ Name of Eligible Institution that Guaranteed Delivery:__________________ Check if using DTC:
       Account Number with DTC:_____________Transaction Code Number:___________

--------------------------------------------------------------------------------

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


LADIES AND GENTLEMEN:

           By execution hereof, the undersigned acknowledges receipt of the Notice of Change of Control and Change of Control Offer to Purchase dated July 30, 2003 (the "Offer to Purchase") of Jostens, Inc., a Minnesota corporation (the "Company"), for all or any portion of its 12 3/4% Senior Subordinated Notes Due 2010 (the "Notes"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"), which together constitute the Company's offer to purchase for cash all of the Notes, upon the terms and subject to the conditions set forth in the Offer.

           Upon the terms of the Offer, subject to and effective upon acceptance for payment of and payment for the Notes tendered herewith in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to the Company, or upon the order of the Company, its assignee, all right, title and interest in and to all the Notes that are being tendered hereby and waives all rights in respect of the Notes (including, without limitation, the undersigned's waiver of any existing or past defaults and their consequences in respect of the Notes), and releases and discharges any obligor of the Notes from all claims the undersigned may have now, or may have in the future, arising out of or related to the Notes, including, without limitation, all claims that the undersigned is entitled to receive additional principal or interest payments in respect of the Notes or to participate in any redemption or defeasance of the Notes, and the undersigned irrevocably constitutes and appoints the Depositary the true and lawful agent and attorney-in-fact of the undersigned in respect of such Notes, with full power of substitution and resubstitution (such power of attorney being deemed to be irrevocable and coupled with an interest) to (i) deliver certificates representing such Notes, or transfer ownership of such Notes on the account books maintained by the Book-Entry Transfer Facility, together, in each case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company, (ii) present such Notes for transfer on the relevant security register and (iii) receive all benefits or otherwise exercise all rights of beneficial ownership of such Notes (except that the Depositary will have no right to or control over funds from the Company, except as agent for the Company for the Change of Control Payment (as defined on the front cover of the Offer to Purchase)), all in accordance with the terms of the Offer.

           The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Notes and, when the same are accepted for payment by the Company, the Company will acquire good and marketable title thereto on or prior to the Change of Control Expiration Date free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind, and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the tendered Notes.

           All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and other legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase this tender is irrevocable.

           The undersigned understands that the valid tender of Notes pursuant to any of the procedures described in the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

           Unless otherwise indicated herein under "Special Payment Instructions," please issue the check for the Change of Control Payment and/or return any certificates for Notes not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Notes Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Change of Control Payment and/or return any certificates for Notes not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Notes Tendered." If both "Special Delivery Instructions" and "Special Payment Instructions" are completed, please issue the check for the Change of Control Payment and/or return any certificates for Notes not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Notes tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that the Company has no obligation pursuant to "Special Payment Instructions" to transfer any Notes from the name of the registered holder thereof if the Company does not accept for payment any of the Notes so tendered.

[ ] CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING NOTES THAT YOU OWN HAVE BEEN LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 10 BELOW.

        Principal amount of Notes represented by the lost, stolen or destroyed certificates: _________________.


-----------------------------------------------------------            -----------------------------------------------------------
              SPECIAL PAYMENT INSTRUCTIONS                                              SPECIAL DELIVERY INSTRUCTIONS
        (SEE INSTRUCTIONS 1, 5, 6 AND 7 BELOW)                                    (SEE INSTRUCTIONS 1, 5, 6 AND 7 BELOW)

      To be completed ONLY if certificates for Notes not                        To be completed ONLY if certificates for Notes not
tendered or not accepted for payment and/or the check                   tendered or not accepted for payment and/or the check for
for the Change of Control Payment of Notes accepted for                 the Change of Control Payment of Notes accepted for payment
payment are to be issued in the name of someone other than              are to be sent to someone other than the undersigned, or to
the undersigned.                                                        the undersigned at an address other than that above.


Issue:     [ ] Check     [ ] Certificate(s) to:                        Mail:     [ ] Check     [ ] Certificate(s) to:

Name_______________________________________________________            Name_______________________________________________________
                        (Please Print)                                                        (Please Print)

Address____________________________________________________            Address____________________________________________________

-----------------------------------------------------------            -----------------------------------------------------------
                      (Include Zip Code)                                                    (Include Zip Code)

-----------------------------------------------------------            -----------------------------------------------------------
     (Taxpayer Identification or Social Security Number)                   (Taxpayer Identification or Social Security Number)
-----------------------------------------------------------            -----------------------------------------------------------


--------------------------------------------------------------------------------
                                PLEASE SIGN HERE
               (TO BE COMPLETED BY ALL TENDERING HOLDERS OF NOTES
        WHO COMPLETE THE SUBSTITUTE FORM W-9 CONTAINED HEREIN REGARDLESS
            OF WHETHER NOTES ARE BEING PHYSICALLY DELIVERED HEREWITH)



           This Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on certificate(s) for Notes, or if tendered by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements on certificates for Notes or by bond powers transmitted with this Letter of Transmittal. Endorsements on Notes and signatures on bond powers by registered holders not executing this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 below. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 5 below.

X_______________________________________________________________________________

X_______________________________________________________________________________

         (Signature(s) of Registered Holder(s) or Authorized Signatory)


Dated:__________________________________________________________________________
Name(s):________________________________________________________________________
                                 (Please Print)

Capacity:_______________________________________________________________________
Address:________________________________________________________________________
                              (Including Zip Code)

Area Code and Telephone No.:____________________________________________________

Tax Identification or
Social Security No.:____________________________________________________________


                  SIGNATURE GUARANTEE (SEE INSTRUCTION 5 BELOW)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
            (Name of Eligible Institution Guaranteeing Signature(s))

--------------------------------------------------------------------------------
    (Address (including zip code) and Telephone Number (including area code)
                            of Eligible Institution)


--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                     (Title)
Dated:__________________________________________

--------------------------------------------------------------------------------

                                  INSTRUCTIONS
              FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

           1. GUARANTEE OF SIGNATURES. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Notes) of Notes tendered therewith and such registered holder has not completed either the box entitled "Special Delivery Instructions" or the box entitled "Special Payment Instructions" on this Letter of Transmittal or (b) if such Notes are tendered for the account of a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Notes Transfer Association recognized program (an "Eligible Institution"). In all other cases, all signatures on the Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 below.

           2. REQUIREMENTS OF TENDER. This Letter of Transmittal is to be completed by noteholders if (a) certificates are to be forwarded herewith, (b) unless an Agent's Message (as defined below) is utilized, if delivery of Notes is to be made pursuant to the procedures for book-entry transfer set forth in the Offer to Purchase or (c) in each such case, instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). For a noteholder validly to tender Notes pursuant to the Offer, either (i) this Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, together with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at its address set forth on the front cover of this Letter of Transmittal at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date and either certificates for tendered Notes must be received by the Depositary at such address or Notes must be delivered pursuant to the procedures for book-entry transfer described herein (and a Book-Entry Confirmation received by the Depositary), in each case at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date, or (ii) the tendering noteholder must comply with the guaranteed delivery procedures set forth below and in the Offer to Purchase.

           Holders of Notes that are tendering by book-entry transfer to the Depositary's account with DTC can execute the Offer to Purchase through ATOP, for which this transaction will be eligible. DTC participants that are accepting the Offer to Purchase must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. DTC participants may also accept the Offer to Purchase by submitting a notice of guaranteed delivery through ATOP.

           Noteholders whose certificates for Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Depositary or complete the procedures for book-entry transfer prior to the Change of Control Expiration Date may tender their Notes by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures described in the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company, must be received by the Depositary at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date and (c) the certificates for all tendered Notes in proper form for transfer (or a Book-Entry Confirmation in respect of all such Notes), together with a Letter of Transmittal (or a facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three trading days after the date of execution of such Notice of

Guaranteed Delivery as provided in the Offer to Purchase. A "trading day" is any day on which the New York Stock Exchange, Inc. is open for business.

           The term "Agent's Message" means a message transmitted by a Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation that states that such Book-Entry Transfer Facility has received an express acknowledgment from the participant in such Book-Entry Transfer Facility tendering the Notes that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against the participant.

           The method of delivery of Notes, this Letter of Transmittal and all other required documents, including delivery through the Book-Entry Transfer Facility, is at the election and risk of the tendering noteholder. Notes will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry transfer, by Book-Entry Confirmation). If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

           No alternative, conditional or contingent tenders will be accepted and no fractional Notes will be purchased. All tendering noteholders, by execution of this Letter of Transmittal (or facsimile hereof), waive any right to receive any notice of the acceptance of their Notes for payment.

           3. INADEQUATE SPACE. If the space provided herein is inadequate, the aggregate principal amount of Notes being tendered and the security numbers (if available) should be listed on a separate schedule attached hereto.

           4. PARTIAL TENDERS. Tenders of Notes will be accepted only in integral multiples of $1,000. If less than the entire principal amount of any Notes evidenced by any certificate submitted is to be tendered, fill in the principal amount of the Notes that is to be tendered in the box entitled "Description of Notes Tendered." If the entire principal amount of the Notes is not tendered or not accepted for payment, new certificate(s) for the remainder of the principal amount of the Notes that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of, and payment for, the Notes tendered herewith. All Notes represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

           5. SIGNATURES ON LETTER OF TRANSMITTAL, BOND POWERS AND ENDORSEMENTS. If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature(s) must correspond with the name(s) as exactly written on the face of the certificate(s) without alteration, enlargement or any change whatsoever.

           If any of the Notes tendered hereby are held by two or more registered holders, all such registered holders must sign this Letter of Transmittal. If any of the Notes tendered hereby are registered in different names on different Notes, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

           If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority to so act must be submitted.

           When this Letter of Transmittal is signed by the registered owner(s) of the Notes listed and transmitted hereby, no endorsements of certificates or separate bond powers are required unless payment is to be made to, or certificates for Notes not tendered or accepted for payment are to be issued to, a person other than the registered owner(s). Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

           If this Letter of Transmittal is signed by a person other than the registered owner(s) of the certificates listed, the certificates must be endorsed or accompanied by appropriate proxy or bond powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or bond powers must be guaranteed by an Eligible Institution.

           6. TRANSFER TAXES. The Company will pay any transfer taxes in respect of the transfer and sale of Notes to it or its order pursuant to the Offer. If, however, payment of the Change of Control Payment is to be made to, or if certificates for Notes not tendered or accepted for payment are to be registered in the name of, any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the Change of Control Payment unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

           Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

           7. SPECIAL PAYMENT AND DELIVERY INSTRUCTIONS. If a check is to be issued in the name of, and/or certificates for Notes not tendered or accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

           8. 28% BACKUP WITHHOLDING. In order to avoid backup withholding of U.S. federal income tax on payments of cash pursuant to the Offer, a noteholder surrendering Notes in the Offer must, unless an exemption applies, provide the Depositary with such noteholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such noteholder is not subject to backup withholding. If a noteholder does not provide such noteholder's correct TIN or fails to provide the certifications described above, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such noteholder and payment of cash to such noteholder pursuant to the Offer may be subject to backup withholding of 28%.

           Backup withholding is not an additional income tax. Rather, the amount of the backup withholding can be credited against the U.S. federal income tax liability of the person subject to the backup withholding, provided that the required information is given to the IRS. If backup withholding results in an overpayment of tax, a refund can be obtained by the noteholder upon filing an income tax return.

           The noteholder is required to give the Depositary the TIN (i.e., social security number or taxpayer identification number) of the record owner of the Notes. If the Notes are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

           The box in Part 3 of the Substitute Form W-9 may be checked if the tendering noteholder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the noteholder or other payee must also complete the Certificate of Awaiting

Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Depositary will withhold 28% on all payments made prior to the time a properly certified TIN is provided to the Depositary. However, such amounts will be refunded to such noteholder if a TIN is provided to the Depositary within 60 days.

           Certain noteholders (including, among others, all corporations, individual retirement accounts and certain foreign persons) are not subject to backup withholding. Noncorporate foreign noteholders should complete and sign the main signature form and a Form W-8 BEN, Certificate of Foreign Status, a copy of which may be obtained from the Depositary, in order to avoid backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

           9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be directed to the Depositary at its address set forth on the front cover of this Letter of Transmittal.

           10. LOST, STOLEN OR DESTROYED CERTIFICATES. If any certificate representing Notes has been lost, stolen or destroyed, the noteholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Notes lost. The noteholder will then be instructed as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost, stolen or destroyed certificates have been followed.

           IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A FACSIMILE HEREOF), TOGETHER WITH ANY REQUIRED SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED NOTES MUST BE RECEIVED BY THE DEPOSITARY OR NOTES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE, OR THE TENDERING NOTEHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

                            IMPORTANT TAX INFORMATION

           Under U.S. federal income tax laws, a holder whose tendered Notes are accepted for payment is required to provide the Depositary (as payer) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number.

           Certain holders (including, among others, all corporations, individual retirement accounts and certain foreign persons) are not subject to these backup withholding and reporting requirements, provided that they properly establish their status when required to do so by filing the applicable forms with the Internal Revenue Service ("IRS"). A foreign person may qualify as an exempt recipient by submitting to the Depositary a properly completed applicable IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Exempt holders should indicate their exempt status on the attached Substitute Form W-9. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

           If the Depositary is not provided with the correct TIN and certificate of no loss of exemption from backup withholding or other adequate basis for exemption, the holder may be subject to a $50 penalty imposed by the IRS, and the payments made to the holder or other payee in respect of Notes purchased pursuant to the Offer may be subject to a backup withholding tax. If backup withholding applies, the Depositary is required to withhold 28% of any payments made to the holder or other payee. Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.


PURPOSE OF SUBSTITUTE FORM W-9

           To avoid backup withholding on payments made in respect of Notes purchased pursuant to the Offer, each holder is required to (i) provide the Depositary with the holder's correct TIN by completing the Substitute Form W-9 below, certifying that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and (ii) certify that (A) such holder is exempt from backup withholding, (B) the holder has not been notified by the IRS that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (C) the IRS has notified the holder that the holder is no longer subject to backup withholding. Alternatively, the holder may establish another basis for exemption from backup withholding. A non-exempt holder may check the box in Part 3 of the attached Substitute Form W-9 if such holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If a non-exempt holder checks the box in Part 3, such holder must also complete the attached Certificate of Awaiting Taxpayer Identification Number in order to prevent backup withholding. If such holder fails to provide a TIN to the Depositary within 60 days, the Depositary must backup withhold 28% of the payments made to such holder.


WHAT NUMBER TO GIVE THE DEPOSITARY

           The holder is required to give the Depositary the TIN (social security number or employer identification number) of the registered holder. If the Notes are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

      Payor: Jostens, Inc.

--------------------------------------------------------------------------------
SUBSTITUTE                       Name (sole proprietors must provide
                                 individual's name):
FORM W-9

Department of the Treasury
Internal Revenue Service         Business name, if different from above:

                                 -----------------------------------------------
PAYOR'S REQUEST FOR TAXPAYER
IDENTIFICATION NUMBER
("TIN") AND CERTIFICATION        Address:

                                 -----------------------------------------------

                     PART 1--PLEASE PROVIDE YOUR TIN    TIN:  __________________
                     IN THE BOX AT THE RIGHT AND        SOCIAL SECURITY NUMBER
                     CERTIFY BY SIGNING AND DATING      OR EMPLOYER
                     BELOW                              IDENTIFICATION NUMBER

                     -----------------------------------------------------------

                     -----------------------------------------------------------

                        PART 2 - For payers NOT subject to backup withholding, see the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" and complete as instructed therein. CERTIFICATION-UNDER PENALTY OF PERJURY, I CERTIFY THAT:

                        (1) The number shown on this Form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me).

                        (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

                        (3) I am a U.S. person (including a U.S. resident alien).

                        The IRS does not require your consent to any provision of this Form other than the certificates required to avoid backup withholding.
                     -----------------------------------------------------------

                     PART 3 - AWAITING TIN  |_|
--------------------------------------------------------------------------------

                     SIGNATURE                           DATE            , 2003
                               --------------------           -----------
--------------------------------------------------------------------------------
 CERTIFICATION INSTRUCTIONS - You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you are subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
--------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND PENALTIES IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE
                      BOX IN PART 3 OF SUBSTITUTE FORM W-9.


--------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I have not provided a taxpayer identification number, 28% of all reportable payments made to me will be withheld until I provide a number.


--------------------------------------------------- ----------------------------
       Signature                                               Date

--------------------------------------------------------------------------------
                               Name (Please Print)

--------------------------------------------------------------------------------

                          NOTICE OF GUARANTEED DELIVERY
                            FOR TENDER IN RESPECT OF
        12 3/4% SENIOR SUBORDINATED NOTES DUE 2010 (CUSIP NO. 481088 AF9)

                                       OF
                                  JOSTENS, INC.

               Pursuant to the Change of Control Offer to Purchase


                    (Not To Be Used For Signature Guarantees)

           This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to tender 12 3/4% Senior Subordinated Notes Due 2010 (the "Notes") of Jostens, Inc., a Minnesota corporation (the "Company"), pursuant to the Offer (as defined below), upon the terms and subject to the conditions set forth in the Offer, if (i) certificates representing Notes are not lost but are not immediately available, (ii) time will not permit the Letter of Transmittal (as defined below), certificates representing Notes or other required documents to reach The Bank of New York (the "Depositary") at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date (as defined in the Notice of Change of Control and Change of Control Offer to Purchase dated July 30, 2003 (the "Offer to Purchase")), or (iii) the procedures for book-entry transfer cannot be completed at or prior to 5:00 p.m., New York City time, on the Change of Control Expiration Date. Holders may effect a tender of Notes in accordance with the guaranteed delivery procedures set forth in the Offer to Purchase under the caption "The Offer -- Procedures for Tendering Notes." This Notice of Guaranteed Delivery may be delivered by hand or mail or transmitted by telegram or facsimile transmission to the Depositary and must include a guarantee by an Eligible Institution. All capitalized terms used herein but not defined herein have the meanings set forth in the Offer to Purchase.

                     To: The Bank of New York, as Depositary

                       By Hand, Mail or Overnight Courier:
                           101 Barclay Street - 7 East
                               New York, NY 10286
                          Attention: Carolle Montreuil

By Facsimile:  (212) 298-1915.             Call (212) 815-5920 for Confirmation.

           DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

           This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on the Letter of Transmittal is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

Ladies and Gentlemen:

           By execution hereof, the undersigned acknowledges receipt of the Offer to Purchase of the Company, relating to the Company's offer to purchase all of its Notes and the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal", which together with the Offer to Purchase, the "Offer") constitute the Company's offer to purchase for cash all of the Notes, upon the terms and subject to the conditions set forth in the Offer to Purchase.

           All authority conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under the Letter of Transmittal shall be binding upon the undersigned's successors, assigns, heirs, executors, administrators, trustees in bankruptcy and other legal representatives.


--------------------------------------------------------------------------------
                            PLEASE SIGN AND COMPLETE

This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Notes exactly as the name(s) appear(s) on certificate(s) for Notes or, if tendered by a participant in the Book-Entry Transfer Facility, exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her name, address and full title as indicated below and submit evidence satisfactory to Company of such person's authority to so act.

------------------------------------------------------------      --------------------------------------------------------------
Aggregate Principal Amount of Notes Tendered:                     Name(s) of Holder(s):_________________________________________
------------------------------------------------------------      --------------------------------------------------------------
Certificate No(s). (if available):__________________________
                                                                  Address(es) of
Holder(s):
CUSIP No.:__________________________________________________
                                                                  --------------------------------------------------------------
Window Ticket No. (if any):_________________________________
                                                                  --------------------------------------------------------------
Check box if Notes will be tendered by book-entry transfer:                                                           (Zip Code)

 The Depository Trust Company                                     Area Code and Tel. No.:_______________________________________

Account Number:_____________________________________________      Name(s) of Authorized Signatory:______________________________

Transaction Code Number:____________________________________      Full Title:___________________________________________________

Dated:______________________________________________________      Address of Authorized Signatory:______________________________

                                                                  Area Code and Tel. No.:_______________________________________

                                                                  Signature(s) of Registered Holder or Authorized

                                                                  Signatory:
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    GUARANTEE
                    (Not to be used for signature guarantee)

           The undersigned, a firm or other entity identified in Rule l7Ad-15 under the Securities Exchange Act of 1934, including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings institution that is a participant in a Notes Transfer Association recognized program (an "Eligible Institution"), hereby guarantees to deliver to the Depositary either the certificates representing the Notes tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in the Offer to Purchase) in respect of such Notes, in any such case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in the Offer to Purchase), and any other required documents, within three trading days (as defined in the Offer to Purchase) after the date hereof.


           The Eligible Institution that completes this form must communicate this guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for Notes to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.

------------------------------------------------------------      -----------------------------------------------------------------

Name of Firm:_______________________________________________      _________________________________________________________________
                                                                                           (Authorized Signature)
Address:____________________________________________________
                                                                  Name:____________________________________________________________
------------------------------------------------------------
                           (Zip Code)                             Title:___________________________________________________________

Area Code and Tel. No.:_____________________________________      Date:____________________________________________________________

------------------------------------------------------------      -----------------------------------------------------------------


NOTE: DO NOT SEND NOTES WITH THIS NOTICE. NOTES SHOULD BE SENT TO THE DEPOSITARY
      ONLY TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

                  CHANGE OF CONTROL OFFER TO PURCHASE FOR CASH
                                       BY
                                  JOSTENS, INC.

                         ANY AND ALL OF ITS OUTSTANDING
        12 3/4% SENIOR SUBORDINATED NOTES DUE 2010 (CUSIP NO. 481088 AF9)

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED IN RESPECT OF THE NOTES (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CHANGE OF CONTROL EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE, UNLESS EXTENDED, BUT NOT THEREAFTER. THE COMPANY RESERVES THE RIGHT TO EXTEND THE CHANGE OF CONTROL EXPIRATION DATE IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

                                                               July 30, 2003

To Brokers, Dealers, Commercial Banks,
    Trust Companies and Other Nominees:

           Enclosed for your consideration is a Notice of Change of Control and Change of Control Offer to Purchase (the "Offer to Purchase") and a form of Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"), relating to the offer by Jostens, Inc., a Minnesota corporation (the "Company"), to purchase for cash all or any portion of its 12 3/4% Senior Subordinated Notes Due 2010 (the "Notes").

           The Company is required to make the Offer pursuant to Sections 3.09 and 4.08 of the Indenture (the "Indenture") dated as of May 10, 2000, among the Company, American Yearbook Company, Inc., as guarantor, and The Bank of New York, as Trustee (the "Trustee").

           The Offer is being made pursuant to the terms of the Indenture as a result of a Change of Control (as defined in the Indenture) of the Company. The Change of Control occurred upon completion of the merger (the "Merger") of Ring Acquisition Corp., a Minnesota corporation ("Merger Sub") and an indirect, wholly-owned subsidiary of Jostens Holding Corp. (formerly known as Ring Holding Corp.), a Delaware corporation ("Parent"), with and into the Company on July 29, 2003, pursuant to the terms of the Agreement and Plan of Merger dated as of June 17, 2003 (the "Merger Agreement"), by and among Parent, Merger Sub and the Company. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Offer to Purchase.

           Please furnish copies of the enclosed materials to those of your clients for whom you hold Notes registered in your name or in the name of your nominee. Enclosed herewith are copies of the following documents:

      1.    Offer to Purchase dated July 30, 2003;

      2. Letter of Transmittal to be used by noteholders of the Company accepting the Offer in respect of the Notes;

      3.    The Letter to noteholders from the Company;

      4. A printed form of letter that may be sent to your clients for whose account you hold Notes in your name or in the name of a nominee, with space provided for obtaining such client's instructions in respect of the Offer;

      5.    Notice of Guaranteed Delivery; and

      6. Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9;

           WE URGE YOU TO CONTACT YOUR CLIENTS PROMPTLY. PLEASE NOTE THAT THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED. THE WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED.

           Proper completion by your clients of the necessary tender offer materials is important to ensure proper tenders of the Notes. Conditional, irregular or contingent tenders will be considered defective and will not be accepted unless waived by the Company.

           The Offer is not subject to any conditions.

           In all cases, payment for Notes accepted for payment pursuant to the Offer will be made only after timely receipt by the Depositary of (i) certificates for (or a timely Book-Entry Confirmation (as defined in the Offer to Purchase) in respect of) such Notes, (ii) a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer effected pursuant to the procedure set forth in the Offer to Purchase, an Agent's Message (as defined in the Offer to Purchase), and (iii) any other documents required by the Letter of Transmittal.

           The Company will not pay any fees or commissions to any broker or dealer or other person (other than the Depositary as described in the Offer to Purchase) in connection with the solicitation of tenders of Notes pursuant to the Offer. You will be reimbursed upon request for customary mailing and handling expenses incurred by you in forwarding the enclosed offering materials to your clients.

           Questions and requests for additional copies of the enclosed materials may be directed to the Depositary at the address and telephone number set forth on the back cover of the enclosed Offer to Purchase.

                                            Very truly yours,

                                            JOSTENS, INC.



          NOTHING CONTAINED HEREIN OR IN THE ENCLOSED DOCUMENTS SHALL CONSTITUTE YOU OR ANY OTHER PERSON AS THE AGENT OF THE COMPANY, THE DEPOSITARY OR OF ANY AFFILIATE OF ANY OF THEM, OR AUTHORIZE YOU OR ANY OTHER PERSON TO USE ANY DOCUMENT OR MAKE ANY STATEMENT ON BEHALF OF ANY OF THEM IN CONNECTION WITH THE OFFER OTHER THAN THE DOCUMENTS ENCLOSED HEREWITH AND THE STATEMENTS CONTAINED THEREIN.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

           GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER. Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

--------------------------------             --------------------------------
                                             GIVE THE SOCIAL SECURITY NUMBER
FOR THIS TYPE OF ACCOUNT:                    OF--
--------------------------------             --------------------------------

1.    An individual's account                The individual

2.    Two or more individuals                The actual owner of the account
      (joint account)                        or, if combined funds, any one
                                             of the individuals(1)

3.    Husband and wife                       The actual owner of the account
      (joint account)                        or, if joint funds, either
                                             person(1)

4.    Custodian account of a                 The minor(2)
      minor (Uniform Gift to
      Minors Act)

5.    Adult and minor (joint                 The adult or, if the minor is
      account)                               the only contributor, the
                                             minor(1)

6.    Account in the name of                 The ward, minor, or incompetent
      guardian or committee                  person(3)
      for a designated ward,
      minor, or incompetent
      person

7.    a. The usual revocable                 The grantor-trustee(1)
      savings trust account
      (grantor is also trustee)

      b. So-called trust                     The actual owner(1)
      account that is not a
      legal or valid trust
      under State law

--------------------------------             --------------------------------
                                             GIVE THE EMPLOYER IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                    NUMBER OF--
--------------------------------             --------------------------------

8.    Sole proprietorship                    The owner(4)
      account

9.    A valid trust, estate,                 The legal entity. (Do not
      or pension trust                       furnish the identifying number
                                             of the personal representative
                                             or trustee unless the legal
                                             entity itself is not designated
                                             in the account title.)(5)

10.   Corporate account                      The corporation

11.   Religious, charitable,                 The organization
      educational or
      organization account

12.   Partnership account                    The partnership
      held in the name of
      the partnership

13.   Association, club, or                  The organization
      other tax-exempt
      organization

14.   A broker or registered                 The broker or nominee
      nominee

15.   Account with the                       The public entity
      Department of
      Agriculture in the name
      of a public entity (such
      as a State or local
      government, school
      district, or prison) that
      receives agricultural
      program payments

--------------------------------------------------------------------------------
(1) List all names and circle the name of the person whose number you furnish. If only one person on a joint account has a Social Security number, that person's number must be furnished.

(2)   Circle the minor's name and furnish the minor's Social Security number.

(3) Circle the ward's, minor's or incompetent person's name and furnish such person's Social Security number.

(4) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your Social Security number or Employer Identification number (if you have one).

(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

      If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, or Form SS-4, Application for Employer Identification Number (for business and all other entities), at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

      Payees specifically exempted from backup withholding on ALL payments include the following:

      o     A corporation.

      o     A financial institution.

      o An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or an individual retirement plan, or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(0(2).

      o     The United States or any agency or instrumentalities.

      o A State, the District of Columbia, a possession of the United States, or any political subdivision or instrumentality thereof.

      o A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

      o An international organization or any agency, or instrumentality thereof.

      o A registered dealer in securities or commodities registered in the U.S., the District of Columbia or a possession of the U.S.

      o     A real estate investment trust.

      o A common trust fund operated by a bank under Section 584(a) of the Code.

      o An exempt charitable remainder trust, or a non-exempt trust described in Section 4947(a)(1) of the Code.

      o An entity registered at all times under the Investment Company Act of 1940.

      o     A foreign central bank of issue.

      Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

      o Payments to nonresident aliens subject to withholding under Section 1441 of the Code.

      o Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

      o Payments of patronage dividends where the amount received is not paid in money.

      o     Payments made by certain foreign organizations.

      o     Payments made to a nominee.

      o     Section 404(k) payments made by an ESOP.

      Payments of interest not generally subject to backup withholding include the following:

      o Payments of interest on obligations issued by individuals. NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

      o Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).

      o Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

      o     Payments on tax-free covenant bonds under Section 1451 of the Code.

      o     Payments made by certain foreign organizations.

      o     Payments made to a nominee.

      o     Mortgage interest paid to you.

      Exempt payees described above should file a Form W-9 to avoid possible erroneous backup withholding: FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER. WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NONRESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITHHOLDING, FILE WITH A PAYER A COMPLETED INTERNAL REVENUE FORM W-8 BEN (CERTIFICATE OF FOREIGN STATUS).

      Certain payments other than interest, dividends, and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A(2), 6045 and 6050A of the Code and the regulations promulgated thereunder.

      PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividends and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

      (1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION Number.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

      (2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST Information.--If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure will be treated as being due to negligence and will be subject to a penalty of 5% on any portion of an underpayment attributable to that failure unless there is dear and convincing evidence to the contrary.

      (3) CIVIL PENALTY FOR FALSE INFORMATION IN RESPECT OF Withholding.--If you make a false statement with no reasonable basis that results in no imposition of backup withholding: you are subject to a penalty of $500.

      (4) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.


                           FOR ADDITIONAL INFORMATION
                         CONTACT YOUR TAX CONSULTANT OR
                          THE INTERNAL REVENUE SERVICE.

                                  JOSTENS, INC.
                            5501 NORMAN CENTER DRIVE
                          MINNEAPOLIS, MINNESOTA 55437


           As discussed in more detail in the enclosed Notice of Change of Control and Change of Control Offer to Purchase, we are required to make the enclosed change of control offer pursuant to the terms of our 12 3/4% Senior Subordinated Notes Due 2010. Please read carefully the Notice of Change of Control and Change of Control Offer to Purchase, the Letter of Transmittal and the other enclosed materials relating to the change of control offer. If you require assistance, you should consult your financial, tax or other professional advisors. Holders who wish to participate in the change of control offer are asked to respond promptly by completing and returning the enclosed Letter of Transmittal and all other required documentation to The Bank of New York, the Depositary for the change of control offer.

           If you have any questions regarding the terms of the change of control offer or require additional materials, please contact the Depositary at
(212) 815-5920.

           Thank you for your time and effort in reviewing this request.



                                            Very truly yours,


                                            JOSTENS, INC.

                  CHANGE OF CONTROL OFFER TO PURCHASE FOR CASH
                                       BY
                                  JOSTENS, INC.

                      ALL OR ANY PORTION OF ITS OUTSTANDING
        12 3/4% SENIOR SUBORDINATED NOTES DUE 2010 (CUSIP NO. 481088 AF9)

--------------------------------------------------------------------------------
THE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON SEPTEMBER 2, 2003, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "CHANGE OF CONTROL EXPIRATION DATE"). TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME AT OR PRIOR TO 5:00 PM, NEW YORK CITY TIME, ON THE CHANGE OF CONTROL EXPIRATION DATE, UNLESS EXTENDED, BUT NOT THEREAFTER. THE COMPANY RESERVES THE RIGHT TO EXTEND THE CHANGE OF CONTROL EXPIRATION DATE IN ITS SOLE DISCRETION.
--------------------------------------------------------------------------------

                                                                 July 30, 2003
To Our Clients:

           Enclosed for your consideration are the Notice of Change of Control and Change of Control Offer to Purchase dated July 30, 2003 (the "Offer to Purchase") and a form of Letter of Transmittal (the "Letter of Transmittal" and, together with the Offer to Purchase, the "Offer"), relating to the offer by Jostens, Inc., a Minnesota corporation (the "Company"), to purchase for cash all or any portion of its 12 3/4% Senior Subordinated Notes due 2010 (the "Notes") at a purchase price (the "Change of Control Payment") equal to 101% of the aggregate principal amount of the Notes plus an amount equal to the accrued and unpaid interest thereon and Liquidated Damages (as defined in the Indenture), if any, in respect thereof to the date of payment for the Notes (the "Change of Control Purchase Date"). No Liquidated Damages are payable in respect of the Notes. This material is being sent to you as the beneficial owner of Notes held by us for your account but not registered in your name. A tender of such Notes can be made only by us as the holder of record and pursuant to your instructions. The Letter of Transmittal accompanying this letter is furnished to you for your information only and cannot be used by you to tender Notes held by us for your account.

           We request instructions as to whether you wish to have us tender any or all of the Notes held by us for your account, upon the terms and subject to the conditions set forth in the Offer.

           Your attention is directed to the following:

                      1. Assuming that the Change of Control Purchase date is September 5, 2003, then the Company will pay $1,053.92 in respect of each $1,000 of principal amount of Notes in the Offer.

                      2. The Offer and withdrawal rights will expire at 5:00 PM, New York City time, on September 2, 2003, unless the Offer is extended, but not thereafter. The Company reserves the right to extend such date in its sole discretion.

                      3. The Offer is not subject to any conditions.

           In order to tender Notes pursuant to the Offer, a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or, in the case of any book-entry transfer, an Agent's Message (as defined in the Offer to Purchase), and any other documents required by the Letter of Transmittal, should be sent to the Depositary, and either certificates representing the tendered Notes should be delivered or such Notes must be delivered to the Depositary pursuant to the procedures for book-entry transfer, all in accordance with the instructions set forth in the Letter of Transmittal and the Offer to Purchase.

           The Offer is being made to all holders of Notes. The Offer is not being made to, nor will tenders be accepted from or on behalf of, holders of Notes in any jurisdiction in which the making of the Offer or acceptance thereof would not be in compliance with the laws of such jurisdiction.

           If you wish to have us tender any or all of the Notes held by us for your account, please so instruct us by completing, executing, and returning to us the instruction form set forth below. Please forward your instructions to us in ample time to permit us to submit a tender on your behalf prior to 5 p.m., New York City time, on the Change of Control Expiration Date. If you authorize the tender of your Notes, all such Notes will be tendered unless otherwise specified on the instruction form set forth below.

                       OPTION OF HOLDER TO ELECT PURCHASE

           The undersigned acknowledge(s) receipt of the Offer and the enclosed material referred to therein relating to the Offer.

           If you want to elect to have all or any part of the Notes purchased by the Company pursuant to Sections 3.09 and 4.08 of the Indenture, please check the appropriate box:

      The undersigned hereby tenders ALL Notes held by it for its account or benefit.

      The undersigned hereby tenders LESS than all Notes held by it for its account or benefit and hereby tenders $_______ principal amount of the Notes.

      The undersigned hereby does not tender any Notes held by it for its account or benefit.

Date:_________________________________________________

                                   --------------------------------------------

                                   --------------------------------------------
                                   Signature(s) - please sign exactly as your name appears on the face of the Notes)


                                   --------------------------------------------

                                   --------------------------------------------
                                   Please print name(s) here

Signature Guarantee.









          UNLESS A SPECIFIC CONTRARY INSTRUCTION IS GIVEN, YOUR SIGNATURE(S) HEREON SHALL CONSTITUTE AN INSTRUCTION TO TENDER ALL OF YOUR NOTES.